Exhibit 10.9

AMENDMENT #1 TO THE SECURITIES PURCHASE AGREEMENT, SENIOR CONVERTIBLE PROMISSORY NOTE, AND COMMON STOCK PURCHASE WARRANT DATED NOVEMBER 7, 2018

THIS AMENDMENT #1 (the “Amendment”) TO THE SECURITIES PURCHASE AGREEMENT, SENIOR CONVERTIBLE PROMISSORY NOTE, AND COMMON STOCK PURCHASE WARRANT dated November 7, 2018, is made effective as of November 13, 2018, by and between Incumaker, Inc., a Delaware corporation (the “Company”), and FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A.      The Company and Holder are the parties to that certain securities purchase agreement (the “SPA”), senior convertible promissory note in the principal amount of $220,000.00 (the “Note”), and common stock purchase warrant for the purchase of 5,250,000 shares of the Company’s common stock (the “Warrant”), all dated November 7, 2018; and

B.      The Parties desire to amend the SPA, Note, and Warrant, as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                   All references in the SPA, Note, and Warrant to “November 7, 2018” shall be replaced with “November 13, 2018”.

2.                   This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the SPA, Note, and Warrant. Except as specifically modified hereby, all of the provisions of the SPA, Note, and Warrant which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

Exhibit 10.9

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INCUMAKER, INC.

By:	/s/ KETAN THAKKER
Name: KETAN THAKKER
Title: CHIEF EXECUTIVE OFFICER

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By: FirstFire Capital Management LLC, its manager

By:	/s/ ELI FIREMAN
ELI FIREMAN